Exhibit 24

                                POWER OF ATTORNEY
                                -----------------


         Each director and/or officer of Max & Erma's Restaurants, Inc., a Delaware corporation (the "Company"), whose signature appears below hereby appoints Todd B. Barnum or William C. Niegsch, Jr., or either of them, as his or her attorney-in-fact, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended October 28, 2001, and likewise to sign and file any and all amendments, including post-effective amendments, to the Annual Report, and the Company hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Annual Report and any amendments thereto in its name and behalf, each such person and the Company hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 11th day of December, 2001.


Signature                                  Title
---------                                  -----


/s/ Todd B. Barnum                         Chairman, President, Chief Executive
-----------------------------------        Officer and Director
Todd B. Barnum


/s/  William C. Niegsch, Jr.               Executive Vice President, Chief
-----------------------------------        Financial Officer, Treasurer,
William C. Niegsch, Jr.                    Secretary and Director


/s/ Mark F. Emerson                        Chief Operating Officer and Director
-----------------------------------
Mark F. Emerson


/s/ William E. Arthur                      Director
-----------------------------------
William E. Arthur


/s/ Thomas R. Green                        Director
-----------------------------------
Thomas R. Green


/s/ Robert A. Rothman                      Director
-----------------------------------
Robert A. Rothman


/s/ Roger D. Blackwell                     Director
-----------------------------------
Roger D. Blackwell


/s/ Michael D. Murphy                      Director
-----------------------------------
Michael D. Murphy